
FS ENERGY &
POWER FUND
A Business Development Company
A Fund Introduction
This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with this offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Welcome. This presentation will introduce you to an investment product called FS Energy & Power Fund. For short, we'll refer to it as F-S-E-P or simply the "Fund." FSEP was designed by Franklin Square Capital Partners to give individual investors access to private U.S. energy and power investments.

Risks Associated with this Investment

An investment in the common shares of FS Energy & Power Fund ("FSEP") involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common shares involves; however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in our common shares.

- Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your common shares. While we intend to conduct quarterly tender offers for our common shares, only a limited number of our common shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- The amount of any distributions we may make is uncertain. Our distribution proceeds have exceeded, and in the future may exceed, our net investment income, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.
- Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of energy and power companies. The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance.
- An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
- Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.

FSEP is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in FSEP, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states, such as Kansas, impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.

FS ENERGY & POWER FUND

There are a number of risks associated with this product, some of which are listed here. As with any potential investment, you should read and understand the prospectus before making your decision to invest in FSEP.


Introducing FS Energy & Power Fund ("FSEP")
OBJECTIVES
COMPANIES
INVESTMENTS
VEHICLE
Current Income
+
Capital Appreciation
Private U.S. Energy & Power
Loans
+
Bonds
+
Equity
Debt and Income-Oriented Equity
BDC
Business Development Company
GSO
CAPITAL PARTNERS
Sub-Adviser
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Let's start with an overview of FS Energy & Power Fund.

The Fund's investment **objectives** are to generate current income (meaning ongoing distributions to investors) and growth (also referred to as "capital appreciation").

Its portfolio concentrates on **companies** in the energy and power industry that are privately held and based in the United States.

FSEP seeks to make **investments** primarily in the debt *and* equity of these companies. Debt investments may include loans that companies take and bonds that they issue. When it comes to equity investments, the Fund focuses on select income-oriented equities, such as preferred equities that pay dividends or other forms of cash distributions.

FSEP is structured as a business development company, or B-D-C. A BDC is a special type of investment vehicle that allows investors access to investments in private U.S. companies at low investment minimums ($5,000 in the case of FSEP). FSEP is sub-advised by GSO / Blackstone, a leading asset manager that specializes in finding such investments.

We will provide further detail on all of these points throughout the presentation.



Franklin Square's Vision & Products
Our Vision
Individuals
Institutions
BDC
Investing Public
Endowment-Style Investing
Alternative Investments
Business Development Company
Our Products
FS INVESTMENT CORPORATION
A Business Development Company
FS ENERGY & POWER FUND
A Business Development Company
FSIC II
Launched: January 2009
Capital Raised: $2.6 billion(1)
Number of Investors: 66,000+(1)
Launched: July 2011
Capital Raised: $503.2 million(1)
Number of Investors: 18,000(2)
Launched: June 2012
Capital Raised: $338.9 million(1)
Number of Investors: 16,000(2)
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Before we talk more about FSEP, let me introduce you to Franklin Square (the "F-S" in the Fund's name).

Franklin Square develops and manages alternative investment funds designed for the investing public, that is, individual investors who may not have millions to invest.

The company was founded in 2007 with the vision of making it possible for such investors to introduce "endowment-style investing" strategies to their portfolios at low investment minimums. These are strategies that were previously only available to high net-worth investors and institutions, such as university endowments like Yale or Harvard.

Institutions tend to allocate a high percentage of their assets to alternative investments, such as private debt and equity. Alternatives are used to construct more diversified portfolios that are less correlated to traditional asset classes and, as a result, have the ability to outperform traditional assets in varying economic environments.

In 2009, Franklin Square created a new class of investments based on the BDC structure previously mentioned. Its flagship fund, called FS Investment Corporation (or "FSIC"), is now closed to new investors. There are two funds currently open to new investors, FSEP and FSIC II (which has a similar investment strategy to FSIC).


Franklin Square's Best Practices Put Investors First
FRANKLIN SQUARE
CAPITAL PARTNERS
Business Development Company
Independent Custodian
Marked to Market
Investor Protections
SEC Registered
Independent Board
Fully Earned Distributions
Transparent Products
Sponsor Investment
NAV-Based Pricing
Enhanced Liquidity
FS ENERGY & POWER FUND
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BDCs have many built-in legal protections for investors. As you see here, they are registered with the SEC, they have independent boards and custodians, and asset values are calculated on a quarterly basis and disclosed in periodic public filings.

Franklin Square is deeply committed to a long list of best practices for the benefit of all investors as you see on the outer circle. Here are three that should be most important to you:

- TRANSPARENCY: FSEP reports its investment activities every quarter so investors can stay apprised of what they are holding.

- SPONSOR INVESTMENT: Franklin Square, GSO / Blackstone and its affiliates have invested over $26 million of their own money in FSEP – which aligns their interests with those of investors.

- FULLY EARNED DISTRIBUTIONS: When the Fund pays distributions to investors, it intends to pay the money from fully earned returns made in the portfolio; not from the money you invested. However, our distributions are uncertain and have exceeded our net investment income in the past, and may exceed it in the future. Portions of our distributions may represent a return of capital to investors for tax purposes. A return of capital generally is a return of a shareholder's investment rather than a return of earnings or gains derived from investment activities and will be made after deducting fees and expenses payable in connection with the offering, including any fees payable to the Fund's investment adviser.


BDCs Help Individuals Invest More Like Institutions
Typical Institution
Domestic Equities 12%
Short-term Securities / Cash / Other 3%
Fixed Income 9%
International Equities 16%
Real Estate 8%
Alternative Strategies 52%
Typical Individual
Short-term Securities / Cash / Other 5%
Real Estate 10%
International Equities 10%
Domestic Equities 45%
Fixed Income 30%
Institutions invest heavily in alternatives like private debt and equity.
Source: National Association of College and University Business Officers and Commonfund Institute. Data include asset allocations for U.S. Higher Education Endowments and Affiliated Foundations with assets under management of at least $1 billion in fiscal year 2011. Alternative strategies include: private equity (LBOs, mezzanine, M&A funds, and international private equity); marketable alternative strategies (hedge funds: absolute return, market neutral, long/short, 130/30, event-driven and derivatives); venture capital; energy and natural resources (oil, gas, timber, commodities and managed futures); and distressed debt. Note: The exact portfolio allocations for the individual investor portfolio above are for demonstrative purposes only and are not supported by any one piece of literature.
FS ENERGY & POWER FUND
6

Before investments like FSEP were introduced, individual investors generally had little or no ability to invest in private companies. For the most part, only larger institutional investors and the ultra-wealthy had access. Besides having more money, how do institutions invest differently from individuals?

Comparing the typical institution's asset allocation to the typical investor's reveals two significant differences. The sizable green slice on the left shows that institutions tend to invest heavily in alternative strategies, which includes investments in private companies. They look to private debt and equity for its potential to provide income and capital appreciation. Private investments, being less dependent or less "correlated" to the public markets, can also add diversification and stability to a portfolio.

Notice that the typical individual's asset allocation is missing the alternatives slice entirely. Most investors do not have familiarity with private investments.

The business development company structure has given individual investors a simple way to gain access to this slice. A BDC is an investment category created by Congress to enable investors to invest money in the many private and smaller public *companies* that need capital to *develop* their *businesses*.

Another difference is that institutions turn to special asset managers with the skills to invest their money to achieve their specific goals. For example, consider state pension plans, which must pay out pensions for the foreseeable future. They rely on the world's finest institutional money managers, such as GSO / Blackstone, to customize portfolios that balance risk and reward appropriately. Franklin Square was founded on the premise of bringing best-in-class institutional asset managers to investors who may not otherwise have access to these types of money managers.


Sub-Adviser: GSO / Blackstone
Scale
One of the world's largest alternative asset managers
Clients include institutional and high net worth investors
Access to Blackstone's expertise
Blackstone
GSO
CAPITAL PARTNERS
Expertise
Over 230 employees(1)
Approximately $10 billion in energy investments(2)
Seeks to structure proprietary deals for FSEP
Institutional Investor
Winner Money Manager of the Year 2012
1) As of October 31, 2012
2) From 2005 to 2011
FS ENERGY & POWER FUND
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Given the sheer number and different types of energy companies throughout the U.S. and North America, it takes highly specialized skills to identify the right companies and investment deals to fit FSEP's strategy. As the Fund's sub-adviser, GSO Capital Partners recommends investments for the Fund. Its scale and expertise make it ideally suited for this role.

SCALE: As one of the world's largest managers of alternative assets, GSO is well-positioned to evaluate private debt and equity opportunities for the Fund. It also has access to its parent company, Blackstone, which manages investments for a long list of the largest institutions across the globe. GSO / Blackstone's scale allows it to structure transactions that can limit risks and maximize returns.

EXPERTISE: GSO has more than 230 employees with analysts dedicated to all industries and subsectors. GSO's energy team, based out of New York and Houston, brings deep industry knowledge and relationships to FSEP, having invested over $10 billion in energy. In addition to finding investments available in the broader markets, GSO is able to structure proprietary deals for FSEP.

In 2012, GSO was named Money Manager of the Year by *Institutional Investor* magazine. Within the world of endowments, pension plans and other institutions, this recognition is a testament to the firm's track record and reputation. For a minimal investment, individuals can access the same asset manager recognized as one of the best in the industry through FSEP.


Higher Energy Production Drives Higher Capital Demand
U.S. OIL PRODUCTION
High point
Low Point
Recent Surge
million barrels per day
November 1970
September 2008
October 2012
3-YEAR GROWTH THROUGH OCTOBER 2012
Texas
North Dakota
94%
122%
Average Daily Production
ENERGY PRODUCTION
CAPITAL DEMAND
New Reserves, Technologies
and Infrastructure
FS ENERGY & POWER FUND
Source: U.S. Energy Information Administration
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Let's see what's going on in energy.

Since its high point at 10 million barrels per day in 1970, U.S. oil production had been on the decline for so long that many are surprised to learn that we have been experiencing a huge comeback. As of October 2012, the U.S. climbed back to 6.8 million barrels, a level last seen 19 years ago. In fact, output has surged 71% from our lowest point four years ago (back in September 2008).

In just the last three years, Texas alone experienced a 94% increase in production. North Dakota saw an astounding 122% jump, going from having practically no production to being the second largest oil producing state in the nation.

How did this happen? New oil and natural gas reserves (the green areas on the U.S. map) are being tapped, thanks in great part to advancements in technology, specifically horizontal drilling and hydraulic fracturing.

As energy production continues to increase, a significant amount of capital will be needed to build out the infrastructure necessary to extract, process and transport energy products. The International Energy Agency estimates that nearly $6.4 trillion must be invested in North American energy-supply infrastructure between 2012 and 2035. Investors large and small can help fill that void.


The Huge Private U.S. Energy Market
Most investors have not had access to private companies.
15,700 Private U.S. Energy Companies (98%)
370 Public Companies (2%)
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If you look at the entire energy sector in the U.S., it is striking that the majority of companies are private. In fact, only about 2% of energy companies trade on a public stock exchange. The other 98% is comprised of private companies that don't trade on an exchange.

Private energy companies play a large role in the development and production of our nation's energy resources and employ, either directly or indirectly, close to 4 million Americans. They are also responsible for producing 86% of the country's natural gas and 65% of the oil.

With new technologies, such as hydraulic fracturing, new energy reserves on American soil, the nation is undergoing an energy renaissance. These companies are benefiting from huge growth prospects.

Prior to FSEP, most investors simply didn't have access to investments in private energy companies that are vital to ensuring the domestic energy renaissance continues well into the next decade.


Broad Access to an Asset-Rich Industry
HARD ASSETS
INFRASTRUCTURE
Upstream
Midstream
Downstream
Power
Service & Equipment
• Exploration
• Production
• Pipelines
• Storage
• Shipping
• Gas Processing
• Oil Refining
• Gasoline Marketing
• Retail
• Power generation, transmission and distribution
• Alternative energy production
• Services for oil and gas exploration
• Support for power industry
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It's helpful to be familiar with the sub-sectors within the industry since FSEP may invest across any of these.

- Upstream companies find, develop and extract energy, including natural gas, crude oil and coal, from onshore and offshore reservoirs.

- Once extracted, energy and its many by-products are gathered, processed, stored and transported by midstream businesses that own pipelines, gathering systems, processing plants and other energy infrastructure.

- Energy is then processed through downstream companies that refine, market and distribute refined energy resources, such as gasoline.

- Power companies generate, transmit and distribute power and electricity to end users.

- And, service & equipment businesses supply specialized services and materials to aid in every step of the energy lifecycle.

The energy and power industry is ideal for an income and growth strategy as the industry is asset-intensive. That's important because FSEP's investments are typically backed, or "collateralized", by a company's valuable hard assets such as oil and gas reserves, machinery, plants and equipment. Structuring investments in this manner provides the Fund with strong downside protections and helps preserve principal.

Of course, the collateral securing these investments may over time fluctuate based on company performance, decrease in value or lose its entire value, which may lead to a loss of principal.


A Unique Way to Grow
UPSIDE
Equity
BASE
Credit Returns
Warrants, Options, Conversion Features
Invest in Debt
Receive Interest and Principal
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FSEP seeks to generate income as well as growth – which we often refer to as a "base credit return with equity upside" strategy – as depicted in the above pyramid.

If you want an investment to provide regular payments or income, look to debt instruments. To raise money, companies may take loans or issue bonds. In either case, they agree to pay back interest and eventually the amount borrowed called the "principal." Debt investments can create a stream of income and add stability. Therefore, they form the base of FSEP's strategy.

For growth, FSEP will make select equity investments providing investors with ownership rights in a company and, in turn, the potential to participate in any "upside" if the company outperforms. It's important to note that FSEP does not typically invest in the common stock of public companies for the equity component of its strategy. Rather, the Fund typically will receive warrants, options and other equity securities of private companies – often in combination with an investment in the same company's debt.


CASE STUDY: Fortune Creek Co-Invest I L.P.
Investment
$22.6 million*
Sub-Sector
Midstream
Asset Class
Senior Secured Loans
Subordinated Debt
Equity & Other
*Portfolio Weighting:
5.1%
as of 9/30/2012
Quicksilver Resources
NYSE: KWK
FS ENERGY & POWER FUND
A Business Development Company
Horn River Pipeline
Contributed Assets
$22.6 M
Investment
15% Contractual IRR
Partial Pipeline Ownership
Fortune Creek
Co-Invest I
There can be no assurance that FSEP will receive the expected return or that it will recognize any additional return.
FS ENERGY & POWER FUND
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Here is a good example of how a midstream company holding can fit FSEP's investment strategy.

An oil and gas exploration company called Quicksilver wanted to develop pipelines in northwest Canada and needed financing.

FSEP invested $22.6 million into the project called Fortune Creek. In return, the Fund receives income from the pipelines (which operate much like toll roads), a 15% internal rate of return each year, plus other incentives should the pipelines experience higher-than-anticipated volumes.

The investment, while structured as equity for Quicksilver's purposes, carries "debt-like" features to provide FSEP with the desired base credit return and potential for upside participation.

You can read more about this in a case study. Of course, there is no guarantee that this holding will meet the Fund's performance expectations.



Energy Demand Has Been Resilient
During the height of the economic crisis, world energy consumption decreased a negligible 0.9%, the only decrease in the last 22 years.
Million Tons of Oil Equivalent (Mtoe)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
1990
1995
2000
2005
2010
Source: Enerdata, 2012
Annual Energy Consumption
2009 Energy Consumption
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This chart shows the stability of worldwide energy consumption. Over the past 22 years there has only been one year in which energy demand decreased. That was 2009 in the midst of the global financial crisis. Demand decreased by less than 1% and subsequently rebounded in both 2010 and 2011.

Very few industries have sustained such stable growth. That can set the stage for investment opportunities if you find well-financed and well-run companies positioned to succeed.


Future Demand Expectations
Average Annual Oil Consumption
(barrels per person)
Source: International Energy Agency (IEA).
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Let's explore why the energy and power sector can present great investment opportunities.

It's remarkable to see the consumption of oil, or its equivalent, around the world. Focusing on India, each person on average consumes approximately 1 barrel of oil per year. In China the average person consumes three. Now consider that each American consumes about 22 barrels per year.

Consumption could escalate exponentially as countries like China and India demand more of the conveniences of modern life, like toasters, ovens and automobiles, putting additional stress on the limited natural resources that we have available.

Industry experts, including the International Energy Agency, predict worldwide demand for energy will increase by 1.2% through the year 2035.


FSEP's Four Focuses
STRUCTURE
BDC
Business Development Company
STRATEGY
Credit Returns
Credit with Upside
SECTOR
Complements Strategy
SUB-ADVISER
GSO
CAPITAL PARTNERS
A Blackstone Company
Institutional Asset Manager
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In review, there are four focuses that we believe make FS Energy & Power Fund a unique investment:

- **S**tructure – It's a BDC.
- **S**trategy – It focuses on downside protection by combining debt with the potential upside from investments with equity features.
- **S**ector – It fills the high demand for capital by the U.S. private energy sector.
- **S**ub-Adviser – It leverages the expertise of GSO / Blackstone, one of the world's largest alternative asset managers.

These four "S's" can help you remember what makes FSEP a distinct investment.

Important Terms of the FSEP Offering

Minimum investment	$5,000	**Distributions**	Declared semi-monthly, paid monthly[2]
Suitability	Min. of $70,000 annual net income and $70,000 net worth OR $250,000 net worth required[1]	**Distribution reinvestment price**	90% of current offering price
Price per share	Subject to change. See prospectus and supplements.	**Quarterly Liquidity**	FSEP offers to repurchase shares quarterly at 90% of the public offering price, subject to certain limitations.
Registered offering size	150 million shares	**Exit strategy**	Liquidate, list or merge, within 5 years after completion of offering stage.

1) Some states, such as Kansas, impose higher suitability standards.
2) Distributions are subject to the discretion of FSEP's board.

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Let's review the important terms of the offering:

- The minimum investment is $5,000.
- To be suitable for the Fund, an investor must meet the income and/or net worth requirements contained in the prospectus.
- The current price per share is subject to change and can be found on the Fund's website at www.fsenergyandpowerfund.com.
- There will be up to 150 million shares sold in the Fund's initial offering (and additional shares may be added based on a pending follow-on registration statement).
- The Fund is looking to pay distributions on a monthly basis, though there is no guarantee it will.
- Distributions can be taken in cash or reinvested at 90% of the current offering price.
- This is a long-term investment, not designed for liquidity. There are limited opportunities to liquidate your investment until the Fund achieves a liquidity event, which may include a liquidation of the portfolio, a listing of the shares on a public exchange or a merger.
- A liquidity event is expected to occur within 5 years after the closing of the offering. There can be no guarantee the Fund will meet this timing objective or complete a liquidity event at all.


Your Next Steps
Investing In
U.S. Energy and Power
Energy Video
Brochure
Quarterly
Update
Holdings
Review
Case Studies
www.fsenergyandpowerfund.com
877-372-9880
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Consult your financial advisor about whether FS Energy & Power Fund is right for your investment goals.

You should review the Fund materials available from your advisor or at the Fund's website at www.fsenergyandpowerfund.com. There you will find a number of educational resources, including a Fund brochure and prospectus, two quarterly reviews with timely updates on the Fund and its holdings, a video about investing in U.S. energy and power and more. You may also call 877-372-9880 for more information.

To invest, you will complete a subscription agreement.

Expenses

SHAREHOLDER TRANSACTION EXPENSES [1] (expenses as a percentage of the current offering price)	
Sales load to Dealer Manager	10.00%
Offering expenses borne by FS Energy & Power Fund	1.50%
TOTAL SHAREHOLDER TRANSACTION EXPENSES	11.50%

TOTAL ANNUAL EXPENSES[1] (as a percentage of net assets attributable to common shares)	5.97%

[1] Expenses and fees are described more fully in the prospectus. Annual expense ratio calculated as set forth in the prospectus dated June 4, 2012, as so supplemented and amended.

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This table summarizes the fund expenses. There is a sales load of 10% and up to 1.5% of offering expenses to bring FSEP to investors.

This is a special type of investment with higher fees relative to typical investment funds. That's due in part to the fact that the Fund uses one of the world's leading asset managers, GSO / Blackstone, who has to take a very active role in analyzing investments suitable for the portfolio.


FS² CAPITAL PARTNERS
MEMBER FINRA/SIPC
FS² Capital Partners, LLC (member FINRA/SIPC) is the dealer manager for the public offering.
FS² Capital Partners, LLC (FS² Capital) is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS² Capital's due diligence obligations under the federal securities laws. FS² Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker-dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS² Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.
Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.
2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com
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FSEP is sponsored by Franklin Square Capital Partners and distributed to financial advisors through FS² Capital Partners, the dealer manager for the Fund. Consult your advisor if you are interested in investing in FSEP.

That concludes our presentation. We hope you have found this information helpful. Thank you for participating.